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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-5231 (Commission File No.)	36-2361282 (I.R.S. Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 9.    Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).

        The following information is being furnished under Items 9 and 12 of Form 8-K: On July 14, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's June and second quarter 2003 sales and preliminary second quarter earnings per share. The text of the press release is attached as Exhibit 99 to this Form 8-K and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)
Date: July 16, 2003	By:	/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibits
99	News Release of McDonald's Corporation issued July 14, 2003:
McDonald's Reports June and Second Quarter 2003 Sales and Preliminary Second Quarter EPS (furnished solely pursuant to Items 9 and 12 of Form 8-K).

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  Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12).
SIGNATURE
Exhibit Index